UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         November 12, 2003
                                                 -------------------------------


                                   POINT.360
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             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


         0-21917                                  95-4272619
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   (Commission File Number)           (IRS Employer Identification No.)


  7083 Hollywood Boulevard, Suite 200, Hollywood, CA       90028
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   (Address of principal executive offices)              (Zip Code)


                                 (323) 957-7990
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              (Registrant's telephone number, including area code)


          ----------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

   99   Press release dated November 12, 2003.


Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        Point.360 today issued a press release announcing third quarter results. Included in the press release issued by the Company and furnished herewith as
Exhibit 99 are certain non-GAAP financial measures. Management of the Company believes such non-GAAP financial measures are useful to investors assessing the financial condition and results of operations and because they exclude special charges which management believes are atypical and unlikely to occur with regularity in the future.

        A copy of the press release follows as Exhibit 99.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Point.360
                                        ----------------------------------
                                                  (Registrant)



        Date: November 12, 2003         By: /s/ Alan R. Steel
                                        ----------------------------------
                                            Alan R. Steel
                                            Executive Vice President,
                                            Finance and Administration,
                                            Chief Financial Officer







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